EXHIBIT 99.2
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                          FIRST SUPPLEMENTAL INDENTURE

                         Dated as of _________ __, 2003

                                     between

                              NBC ACQUISITION CORP.

                                       and

                              THE BANK OF NEW YORK,
                                   as Trustee



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                   10 3/4% Senior Discount Debentures due 2009


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         FIRST SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of _________ __, 2003, between NBC Acquisition Corp., a Delaware corporation (the "Company"), and The Bank of New York, as successor to United States Trust Company of New York, as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Indenture, dated as of February 13, 1998, between the Company, and the Trustee (the "Indenture"), the Company duly issued its 10 3/4% Senior Discount Debentures due 2009 (the "Securities") in the aggregate principal amount at maturity of $76.0 million;

         WHEREAS, pursuant to Section 9.2 of the Indenture, the Company and the Trustee together, with the written consent of the Holders of at least a majority in principal amount of the Securities, are authorized to amend or supplement the Indenture as set forth in this Supplemental Indenture;

         WHEREAS, the Company distributed a Consent Solicitation Statement, dated October 6, 2003 (as amended, the "Consent Solicitation Statement"), in order to, among other things, solicit consents (the "Consents") from the Holders of the Securities to amendments to the Indenture; and

         WHEREAS, the Company and the Trustee desire and have agreed to execute and deliver this Supplemental Indenture as herein provided and all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized by all necessary parties.

         NOW, THEREFORE, for and in consideration of the premises contained herein, it is mutually covenanted and agreed for the benefit of all Holders of the Securities as follows:

         Section 1. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         Section 2. Section 1.1 of the Indenture is hereby amended as follows:

                  (a) The definition of "Consolidated Interest Expense" is amended by inserting the words "or the Transactions" following the word "Recapitalization" appearing in the parenthetical phrase in clause (ii) of such definition.

                  (b) The definition of "Consolidated Net Income" is amended as follows:

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                           (i)      by deleting "and (vi)" appearing therein and
                  replacing it with "; (vi)"; and

                           (ii) by adding the following new clause (vii) after clause (vi):

                           "and (vii) any expenses, amortization and charges related to the Transactions."

                  (c) The definition of "Permitted Liens" is amended as follows:

                           (i) by deleting "and (p)" appearing therein and replacing it with "; (p)"; and

                           (ii) by adding the following new clause (q) after clause (p):

                           "; and (q) Liens securing (x) Indebtedness and other obligations under the Credit Agreement and any agreements relating thereto Incurred in accordance with the terms of this Indenture, (y) Indebtedness and other obligations under Interest Rate Agreements and hedging agreements entered into with any lender under the Credit Agreement (or an Affiliate of any such lender) and (z) Indebtedness and other obligations under any cash management services agreements with any lender under the Credit Agreement (or an Affiliate of any such lender)."

                  (d) A new definition of "Transactions" is added immediately following the definition of "TIA", to read in its entirety as follows:

                           ""Transactions" means, collectively, (a) entering into credit facilities contemplated by that commitment letter, dated September 30, 2003, to Nebraska Book from J.P. Morgan Securities Inc., JPMorgan Chase Bank, Citicorp North America, Inc. and Citigroup Global Markets Inc., (b) all Indebtedness under the Credit Agreement, dated as of February 13, 1998, among the Company, Nebraska Book, any guarantors party thereto, JPMorgan Chase Bank, as administrative agent for the lenders, and the lenders named therein, as amended from time to time through [November __, 2003],1 is refinanced and/or repaid (including by virtue of being deemed to be outstanding under the credit facilities referred to in clause (a)), (c) repurchasing or

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1    Date of Supplemental Indenture.

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                           redeeming Capital Stock, including the purchase and
                           cancellation of employee stock options, in an aggregate purchase price and/or payment amount not to exceed $86.0 million, (d) obtaining the consent of the Holders of the Securities to the amendment of the Indenture to permit the Transactions, as further described in the consent solicitation statement dated October 6, 2003, and (e) obtaining the consent of the holders of the Senior Subordinated Notes to the amendment of the Senior Subordinated Notes Indenture to permit the Transactions, as further described in the consent solicitation statement dated October 6, 2003."

         Section 3. Section 3.5(b) of the Indenture is amended as follows:

                  (a) by deleting "and (vi)" appearing therein and replacing it with "(vi)"; and

                  (b)      by adding the following new clause (vii) after clause
         (vi):

                           "and (vii) to the extent that Restricted Payments are not permitted by Section 3.5(a), Restricted Payments made as part of or in connection with the Transactions; PROVIDED, HOWEVER, that the aggregate amount of Restricted Payments made as part of or in connection with the Transactions pursuant to Section 3.5(a) and this clause (vii) shall not exceed $86.0 million; and PROVIDED, FURTHER, that that any such Restricted Payments made pursuant to this clause
                           (vii) shall be excluded in the calculation of the amount of Restricted Payments."

         Section 4. The Company agrees that the Trustee is permitted to place a notation about this Supplemental Indenture on the Notes in accordance with the provisions of Section 9.5 of the Indenture.

         Section 5. The Trustee accepts this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby supplemented, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby supplemented.

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         Section 6.        The Indenture, supplemented as hereinabove set forth,
is in all respects ratified and confirmed, and the terms and conditions thereof, supplemented as hereinabove set forth, shall be and remain in full force and effect.

         Section 7. The recitals contained in this Supplemental Indenture shall be taken as the statements made solely by the Company, and the Trustee shall have no liability or responsibility for their correctness and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to (i) the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company by corporate action or otherwise,
(iii) the due execution hereof by the Company or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

         Section 8. The amendments set forth in Sections 2 and 3 above will only become operative on the date (the "Operative Date") on which (i) the credit facilities contemplated by the commitment letter, dated September 30, 2003, to Nebraska Book from J.P. Morgan Securities Inc., JPMorgan Chase Bank, Citicorp North America, Inc. and Citigroup Global Markets Inc. are entered into and are in full force and effect, (ii) all Indebtedness under the Credit Agreement, dated as of February 13, 1998 among the Company, Nebraska Book, any guarantors party thereto, JPMorgan Chase Bank, as administrative agent for the lenders, and the lenders named therein, as amended from time to time through the date hereof, is refinanced and/or repaid (including by virtue of being deemed to be outstanding under the credit facilities referred to in clause (i)), (iii) Nebraska Book has obtained the consent of the holders of the Senior Subordinated Notes to the amendment of the Senior Subordinated Notes Indenture to permit the Transactions, as further described in the Consent Solicitation Statement, dated October 6, 2003 (the "Nebraska Book Consent Solicitation Statement"), and (iv) Nebraska Book, Specialty Books, Inc. and The Bank of New York, as trustee, have entered into a supplement indenture to the Senior Subordinated Note Indenture to give effect to the amendments described in the Nebraska Book Consent Solicitation Statement. Any Consent Fees (as defined in the Consent Solicitation Statement) payable to holders of Securities as consideration for their Consents pursuant to the Consent Solicitation Statement shall not be payable unless and until the Operative Date occurs. If the Operative Date does not occur by [January 2, 2004],2 then the amendments set forth in Sections 2 and 3 shall have no effect, the Indenture shall be amended without any further action so that it reads the same as it did immediately prior to the date hereof and no Consent Fees shall be payable by the Company.

         SECTION 9. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

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2    90 days after the Record Date.

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         Section 10.       The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed as of the date first written above.



                                   NBC ACQUISITION CORP.


                                   By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                   THE BANK OF NEW YORK


                                   By:
                                        ---------------------------------------
                                        Name:
                                        Title: